UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 15, 2010

PALM HARBOR HOMES, INC.
(Exact name of Registrant as Specified in Charter)

Florida	0-24268	59-1036634
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

15303 Dallas Parkway
Suite 800
Addison, Texas 75001-4600
(972) 991-2422
(Address, including zip code, and telephone numbers,

including area code, of principal executive offices)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On November 15, 2010, Palm Harbor Homes, Inc. (the "Company") issued a news release reporting the results of the Company for its second quarter ended September 24, 2010.  A copy of the news release is attached to this Current Report as Exhibit 99.1.

The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01.     Financial Statements and Exhibits.

(c)	Exhibits

Exhibit	Title

99.1	Press Release issued by Palm Harbor Homes dated November 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2010	PALM HARBOR HOMES, INC.

/s/ Kelly Tacke
Kelly Tacke
Chief Financial and Accounting Officer

EXHIBIT INDEX

Exhibit No.	Title

99.1	Press release of Palm Harbor Homes, Inc. dated November 15, 2010.